                                                                  EXHIBIT 10.1.1




CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY AN ASTERISK AND ENCLOSED BY BRACKETS. THE CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




________________________________________________________________________________




         Amendment of Master Software License and Distribution Agreement
                           (Contract No. 220-00-0134)

               between Cellco Partnership (d/b/a Verizon Wireless)

                                       and
                           Smith Micro Software, Inc.



________________________________________________________________________________

                                                     CONTRACT NO. 750-33576-2001


                                  AMENDMENT OF
               MASTER SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
                    APPENDIX A TO AGREEMENT DATED 12-01-2000
                           (CONTRACT NO. 220-00-0134)

THIS AMENDMENT of the Master Software License and Distribution Agreement ("Agreement") is made between the Cellco Partnership, a Delaware general partnership d/b/a Verizon Wireless and Smith Micro Software, Inc. ("Smith Micro"), for purposes of amending the Agreement.

WHEREAS, Verizon Wireless and Smith Micro entered into a Master Software License and Distribution Agreement dated December 1, 2000; and

WHEREAS, Verizon Wireless and Smith Micro now desire to amend the Agreement to include additional project(s) as set forth herein.

NOW, THEREFORE, in consideration of the foregoing promises, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Smith Micro agrees [*] to add support and functionality for 1xRTT hardware and 1xRTT networks in accordance with the specifications as proposed by Smith Micro in the Proposal Dated September 10, 2001 a copy of which is attached hereto and incorporated herein as Exhibit "A"

                                       [*]

3. Except as specifically provided hereunder, the terms and conditions of the Agreement shall remain in full force and effect as set forth therein.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized officers or representatives.


CELLCO PARTNERSHIP                                   Smith Micro Software, Inc.
d/b/a Verizon Wireless

By:  /s/ James Straight                              By: /s/ R. W. Scheussler

Name:  James Straight                                Name: R. W. Scheussler

Title:  VP Data & Internet Services                  Title: Sr. VP & COO
Date:  11/15/01                                      Date:  11/13/01




--------------
* Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by an asterisk and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.

                           [SMITHMICRO SOFTWARE LOGO]


                                    Exhibit A


                            [QUICKLINK MOBILE LOGO]


                                      1xRTT

                           Smith Micro Software, Inc.
                                    9-10-2001


[*]



--------------
* Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by an asterisk and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.